Exhibit 10.1

SECOND AMENDING AGREEMENT

THIS AMENDING AGREEMENT dated as of May 6, 2019.

AMONG:

ENCANA CORPORATION, a corporation amalgamated under the laws of Canada, having its executive office in Calgary, Alberta, Canada (the “Borrower”)

OF THE FIRST PART,

- and -

Each of the financial and other institutions which are signatories hereto, in their capacities as Lenders

OF THE SECOND PART,

- and -

ROYAL BANK OF CANADA, a Canadian chartered bank having its head office in Toronto, Ontario, Canada, in its capacity from time to time as agent hereunder (in such capacity, the “Agent”)

OF THE THIRD PART.

WHEREAS pursuant to a Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation as “Borrower”, the financial and other institutions named therein from time to time in their capacities as Lenders, as “Lenders”, and Royal Bank of Canada as “Agent”, as amended by the First Amending Agreement dated as of March 28, 2018 (the “Credit Agreement”), the Lenders made a credit facility available to the Borrower;

AND WHEREAS the parties hereto have agreed to make certain amendments to the Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in accordance with the provisions of the Credit Agreement, the parties hereto agree as follows:

Section 1 Defined Terms

Capitalized terms used herein, including the recitals hereto, shall have the meanings ascribed thereto in the Credit Agreement, as amended by this Amending Agreement, unless otherwise defined herein and:

“Amended Credit Agreement” means the Credit Agreement, as amended by this Amending Agreement;

“Amending Agreement” means this Second Amending Agreement; and

“Amendment Effective Date” means the first date on or after the date hereof on which all of the conditions precedent in Section 4 hereof are satisfied.

Section 2 Amendments to Credit Agreement

(a)	The definition of “Applicable Pricing Margin” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““Applicable Pricing Margin” means, with respect to any applicable Borrowing or the standby fees payable under Section 5.8, a rate per annum set forth opposite the applicable Debt Rating:

Level	Debt Rating (S&P/Moody’s/Fitch)	Bankers’ Acceptances / LIBOR Loans / Letters of Credit (in bps)	Prime Loans / USBR Loans (in bps)	Standby Fee (in bps)
1	A/A2/A or higher	80	0	16
2	A–/A3/A–	100	0	20
3	BBB+/Baa1/BBB+	120	20	24
4	BBB/Baa2/BBB	145	45	29
5	BBB–/Baa3/BBB–	170	70	34
6	Lower than Level 5, or unrated by each of S&P, Moody’s and Fitch	225	125	45

provided that, in each case, as applicable:

(i)

if at any time the Borrower has three Debt Ratings and the Debt Rating assigned by any one Rating Agency is lower than the Debt Rating assigned by any other Rating Agency, then such lowest Debt Rating (the “Disregarded Debt Rating”) shall be disregarded for the purposes of this definition; provided that if the Debt Rating assigned by any two Rating Agencies is the same and is lower than the Debt Rating assigned by the third Rating Agency, then only one of the two lowest Debt Ratings shall be treated as the Disregarded Debt Rating;

(ii)

if at any time the Borrower has either (i) two Debt Ratings, or (ii) three Debt Ratings but one is a Disregarded Debt Rating, and if at any time the Debt Rating assigned by one Rating Agency differs from the Debt Rating assigned by the other Rating Agency by only one rating subcategory, then the Applicable Pricing Margin shall be the applicable rate per annum set forth opposite the higher of the two Debt Ratings;

(iii)

if at any time the Borrower has either (i) two Debt Ratings, or (ii) three Debt Ratings but one is a Disregarded Debt Rating, and if at any time the Debt Rating assigned by one Rating Agency differs from the Debt Rating assigned by the other Rating Agency by two or more rating subcategories, then the Applicable Pricing Margin shall be the average of the applicable rates per annum set forth opposite those two Debt Ratings;

(iv)	the Applicable Pricing Margin for Bankers’ Acceptances and Letters of Credit shall be determined on the date of issuance and shall be subject to adjustment in accordance with Section 5.6;

(v)

with respect to Letters of Credit which are not characterized as Direct Credit Substitutes (as determined by the Fronting Bank, acting reasonably), the Applicable Pricing Margin shall be 66 2/3% of the applicable rates described above; provided that if any such Letter of Credit is determined by the Office of the Superintendent of Financial Institutions Canada to be a Direct Credit Substitute after the issuance thereof, the Applicable Pricing Margin shall be adjusted to 100% of the applicable rates described above with retroactive effect to the date of issuance and the incremental issuance fee payable for the period from the date of issuance to the date of such determination shall be payable on the first Business Day of the next Fiscal Quarter; and

(vi)

if any or all of S&P, Moody’s and Fitch ceases to carry on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments, then the provisions of Section 1.8 (and not Level 6 pricing) shall apply;”.

(b)	The definition of “Debt Ratings” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““Debt Ratings” means the ratings that have been most recently announced by S&P, Moody’s and Fitch (or, as applicable under Section 1.8, a Substitute Rating Entity) for any class of senior unsecured non-convertible publicly-held long term debt of the Borrower;”

(c)	The definition of “Investment Grade” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““Investment Grade” means a Debt Rating from at least two Rating Agencies of not lower than BBB- from S&P, Baa3 from Moody’s and BBB– from Fitch (or, if applicable, an equivalent Debt Rating from a Substitute Rating Entity);”

(d)	The following new definition is added in alphabetical order in Section 1.1 of the Credit Agreement:

““Fitch” means Fitch Ratings Inc., its Affiliates and their respective successors;”

(e)	Section 1.8 of the Credit Agreement is amended as follows:

(i)	paragraph (a) thereof is amended by replacing same with the following:

“(a)

the long term debt of the Borrower shall not be considered to be “not rated” (or to like effect) by S&P, Moody’s or Fitch (each, a “Rating Agency”) by reason of such Rating Agency ceasing to carry on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments. If two of the Rating Agencies cease carrying on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments, then for purposes of calculating “Applicable Pricing Margin” and the definition of “Investment Grade”, the rating of the remaining Rating Agency only shall be utilized;”; and

(ii)	paragraph (b) thereof is amended by replacing same with the following:

“(b)	if all of the Rating Agencies cease carrying on the business of providing ratings of the long term debt of corporate borrowers based on creditworthiness assessments, then:”.

(f)	Section 8.1(m)(ii) of the Credit Agreement is amended to delete “S&P or Moody’s” on the first line thereof and to substitute therefor “S&P, Moody’s or Fitch”.

(g)	Section 10.1(a) of the Credit Agreement is amended as follows:

(i)	clause (i) thereof is amended by replacing same with the following (and re-numbering clauses (ii) and (iii) thereof as clauses (iii) and (iv) respectively):

“(i)

the Agent, acting reasonably, determines that adequate and fair means do not exist for ascertaining the rate of interest with respect to a requested LIBOR Loan during the ensuing LIBOR Interest Period selected;

(ii)

the Agent, acting reasonably, determines that deposits are not available in sufficient amounts in the ordinary course of business in the London, England interbank market at the rate determined hereunder to make, fund or maintain a requested LIBOR Loan during the ensuing LIBOR Interest Period selected;”; and

(ii)	paragraph (a) thereof is further amended by adding the following at the end thereof:

“If at any time the Agent determines (which determination shall be conclusive, absent manifest error) that:

(v)	the circumstances described in Section 10.1(a)(i) have arisen and such circumstances are unlikely to be temporary;

(vi)

the circumstances described in Section 10.1(a)(i) have not arisen, but either (A) the applicable supervisor or administrator of LIBOR, or (B) a governmental authority having jurisdiction over the Agent, has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Discontinuation Date”); or

(vii)	a rate other than LIBOR has become a widely recognized benchmark rate for newly originated US Dollar loans made in Canada,

then the Agent and the Borrower shall negotiate in good faith to select a replacement index for LIBOR and make adjustments to the Applicable Pricing Margin and other related amendments to this Agreement that shall give due consideration to the prevailing market practice for: (A) determining a rate of interest applicable to newly originated US Dollar loans made in Canada at such time; and (B) transitioning existing loans from LIBOR-based interest rates to loans bearing interest calculated with reference to the new reference rate; provided that, to the extent reasonably practicable, the all-in interest rate paid by the Borrower under this Agreement based on such replacement index will be substantially equivalent to the all-in interest rate applicable to LIBOR Loans made hereunder prior to the LIBOR’s replacement (excluding, for certainty, any differences resulting from fluctuations in the Debt Rating).

Upon an agreement being reached between the Agent and the Borrower pursuant to the immediately preceding paragraph, the Agent and the Borrower shall enter into an amendment to this Agreement that gives effect to the replacement reference rate of interest, adjustments to the Applicable Pricing Margin and such other related amendments as may be appropriate in the discretion of the Agent for the implementation and administration of US Dollar loans bearing interest calculated with reference to the replacement index.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document (including Section 12.12), such amendment shall become effective at 5:00 p.m. (Calgary time) on the fifth Business Day after a copy of the amendment is provided to the Lenders and without any further action or consent of any other party to this Agreement, unless the Agent receives, on or before such date and time, a written notice from the Majority Lenders stating that such Lenders object to such amendment; provided that, if such replacement reference rate of interest agreed upon to replace LIBOR would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

Until an amendment reflecting the transition to a new reference rate becomes effective as contemplated by this Section, each Drawdown, Conversion or Rollover of a LIBOR Loan shall continue to bear interest calculated with reference to LIBOR; provided that if the Agent determines (which determination shall be conclusive, absent manifest error) that a LIBOR Discontinuation Date has occurred, then following the LIBOR Discontinuation Date, until such time as an amending agreement adopting a new reference rate of interest becomes effective as contemplated by this Section:

(viii)	any requested Drawdown by way of, Conversion into, or Rollover of, LIBOR Loans shall be deemed to be a request for a US Base Rate Loan in the same principal amount; and

(ix)

in respect of a maturing LIBOR Loan, in the event the Borrower fails to give, if applicable, a Conversion Notice with respect thereto specifying the Conversion of such LIBOR Loan on the last day of the applicable LIBOR Interest Period into a Loan other than a LIBOR Loan (and provided a valid notice of repayment has not been delivered to the Agent in respect thereof), such maturing LIBOR Loan shall be converted on the last day of the applicable LIBOR Interest Period into a US Base Rate Loan as if a valid Conversion Notice had been given to the Agent by the Borrower pursuant to the provisions hereof.

For certainty, upon the occurrence of a LIBOR Discontinuation Date, the US Base Rate shall be determined without regard to subparagraph (iii) of the definition thereof.”

Section 3 Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)

Corporate Existence and Authority: The Borrower is duly amalgamated and is validly subsisting under the laws of its jurisdiction of amalgamation and has full corporate power and authority to execute and deliver this Amending Agreement.

(b)

Authorization and Enforceability: The Borrower has taken or caused to be taken all necessary corporate action to authorize, and has duly executed and delivered, this Amending Agreement, and each of this Amending Agreement and the Amended Credit Agreement, is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction.

(c)

Bringdown of Representations and Warranties: The representations and warranties contained in Section 2.1 of the Credit Agreement (other than Section 2.1(l) thereof which is intended to apply only as of the “Amendment Effective Date” as defined in the Credit Agreement) are true and correct in all material respects with the same effect as if made as of the date hereof.

The representations and warranties set out in this Amending Agreement shall survive the execution and delivery of this Amending Agreement and the making of each Drawdown until the Amended Credit Agreement has been terminated.

Section 4 Conditions Precedent

This Amending Agreement will become effective upon receipt by the Agent a fully executed copy of this Amending Agreement.

Section 5 References

On and after the date of this Amending Agreement, each reference in the Loan Documents to the Credit Agreement shall be to the Credit Agreement as supplemented and amended hereby, and except as the Credit Agreement is further supplemented or amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amending Agreement shall constitute a Loan Document.

Section 6 No Waiver, etc.

Except as expressly stated herein, the execution and delivery of this Amending Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or the other Loan Documents or any other agreements or instruments delivered in connection therewith or pursuant thereto nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or any other agreements or instruments delivered in connection therewith or pursuant thereto.

Section 7 Counterparts

This Agreement may be executed in any number of counterparts, including by facsimile, PDF or other scanned copy by electronic mail, and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, PDF or by otherwise sending a scanned copy by electronic mail shall be effective as delivery of manually executed counterpart of this Agreement. The word “executed” shall be deemed to include electronic signatures, which shall be of the same legal effect, validity and enforceability as a manually executed signature to the extent and as provided for under any applicable law.

Section 8 Governing Law

This Amending Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

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IN WITNESS WHEREOF the parties have caused this Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENCANA CORPORATION

Per:	/s/ Corey D. Code
	Name:	Corey D. Code
	Title:	Executive Vice-President & Chief Financial Officer

Per:	/s/ H. Jason Verhaest
	Name:	H. Jason Verhaest
	Title:	Vice-President, Planning & Treasurer

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ROYAL BANK OF CANADA, as Administrative Agent

Per:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency Services

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ROYAL BANK OF CANADA, as Lender

Per:	/s/ Mike Gaudet
	Name:	Mike Gaudet
	Title:	Authorized Signatory

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

Per:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Managing Director

Per:	/s/ Kezia Burke
	Name:	Kezia Burke
	Title:	Director

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

THE TORONTO-DOMINION BANK, as Lender

Per:	/s/ Anil Nayak
	Name:	Anil Nayak
	Title:	Director

Per:	/s/ Craig DeBellefeuille
	Name:	Craig DeBellefeuille
	Title:	Director

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF MONTREAL, as Lender

Per:	/s/ Ebba Jantz
	Name:	Ebba Jantz
	Title:	Managing Director

Per:	/s/ Kyle Duperron
	Name:	Kyle Duperron
	Title:	Analyst

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

THE BANK OF NOVA SCOTIA, as Lender

Per:	/s/ Albert Kwan
	Name:	Albert Kwan
	Title:	Director

Per:	/s/ Kayla Keim
	Name:	Kayla Keim
	Title:	Associate

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

NATIONAL BANK OF CANADA, as Lender

Per:	/s/ Chuck Warnica
	Name:	Chuck Warnica
	Title:	Authorized Signatory

Per:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ATB FINANCIAL, as Lender

Per:	/s/ Larry Sagriff
	Name:	Larry Sagriff
	Title:	Director, Energy Corporate Financial Services

Per:	/s/ Yang Zhao
	Name:	Yang Zhao
	Title:	Associate Director

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CREDIT SUISSE AG, TORONTO BRANCH, as Lender

Per:	/s/ Szymon Ordys
	Name:	Szymon Ordys
	Title:	Authorized Signatory

Per:	/s/ Chris Gage
	Name:	Chris Gage
	Title:	Authorized Signatory

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

WELLS FARGO BANK, N.A., as Lender

Per:	/s/ Nathan Starr
	Name:	Nathan Starr
	Title:	Director

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

FEDERATION DES CAISSES DESJARDINS DU QUEBEC, as Lender

Per:	/s/ Oliver Sumugod
	Name:	Oliver Sumugod
	Title:	Director

Per:	/s/ Matt van Remmen
	Name:	Matt van Remmen
	Title:	Managing Director

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as Lender

Per:	/s/ Alfred Lee
	Name:	Alfred Lee
	Title:	Managing Director

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender

Per:	/s/ Adrian Plummer
	Name:	Adrian Plummer
	Title:	Vice President

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

MUFG BANK, LTD., CANADA BRANCH, as Lender

Per:	/s/ John Hunt
	Name:	John Hunt
	Title:	Managing Director

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BARCLAYS BANK PLC, as Lender

Per:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CITIBANK N.A., CANADIAN BRANCH, as Lender

Per:	/s/ Brian Delaney
	Name:	Brian Delaney
	Title:	Authorized Signatory

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Lender

Per:	/s/ Jeffrey C. Miller
	Name:	Jeffrey C. Miller
	Title:	Executive Director

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

MIZUHO BANK, LTD., as Lender

Per:	/s/ Carmen Angelescu
	Name:	Carmen Angelescu
	Title:	Director

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

EXPORT DEVELOPMENT CANADA, as Lender

Per:	/s/ Philip Sauvé
	Name:	Philip Sauvé
	Title:	Financing Manager

Per:	/s/ David Thompson
	Name:	David Thompson
	Title:	Financing Manager

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF CHINA (CANADA), as Lender

Per:	/s/ David Liang
	Name:	David Liang
	Title:	Deputy Manager, Corporate Banking

Per:
Name:
Title:

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ICICI BANK CANADA, as Lender

Per:	/s/ Sandeep Goel
	Name:	Sandeep Goel
	Title:	Senior Vice President & Chief Risk Officer ICICI Bank Canada

Per:	/s/ Hemang Thanavala
	Name:	Hemang Thanavala
	Title:	Vice President & CFO ICICI Bank Canada

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

MORGAN STANLEY BANK, N.A., as Lender

Per:	/s/ Megan Kushner
	Name:	Megan Kushner
	Title:	Authorized Signatory

This signature page is attached to and forms part of the Second Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.